ENVIRONMENTAL INDEMNITY AGREEMENT
This ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”), dated as of July 31, 2018 is executed by (a) STAR 1250 WEST, LLC, (b) STAR BROOKFIELD, LLC, (c) STAR BELLA TERRA, LLC, (d) STAR CARRINGTON KC, LLC, (e) STAR SUMMER VALLEY, LLC, (f) STAR WETHERINGTON, LLC, (g) STAR EAGLE LAKE, LLC, (h) STAR HARRISON PLACE, LLC, (i) STAR HEARTHSTONE, LLC, (j) STAR MCGINNIS FERRY, LLC, (k) STAR T-BONE, LLC, (l) STAR PRESTON HILLS, LLC, (m) STAR RANDALL HIGHLANDS, LLC, (n) STAR HUBBARD, LLC, (o) STAR TERRACE COVE, LLC, and (p) STAR AT SPRING HILL, LLC, each a Delaware limited liability company (individually and collectively, “Borrower”), to and for the benefit of BERKELEY POINT CAPITAL LLC, a Delaware limited liability company (“Lender”).
RECITALS:
A.    Borrower is the owner of each of the Mortgaged Properties set forth on Exhibit A attached hereto and made a part hereof (individually and collectively, the “Mortgaged Property”).
B.    Pursuant to that certain Master Credit Facility Agreement dated as of the date hereof, by and between Borrower and Lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Agreement”), Lender is making loans in favor of Borrower, comprised of an $82,750,350 Variable Advance, and aggregate Fixed Advances of $468,918,650 (collectively, the “Advances”), in accordance with the terms of the Master Agreement, as evidenced by one or more Multifamily Notes, executed by Borrower and made payable to the order of Lender (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”).
C.    The Advances are evidenced by the Note issued pursuant to the Master Agreement and are secured by, among other things, the Security Instrument and the Master Agreement.
D.    As a condition to entering into the Master Agreement, Lender requires Borrower to deliver this Agreement.
AGREEMENTS:
NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:
1.Recitals.
The recitals set forth above are true and correct and are hereby incorporated by reference.

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2.Defined Terms.
All capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Master Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Environmental Inspections” means environmental inspections, reports, tests, investigations, studies, audits, reviews or other analyses (including those related to Significant Mold) with respect to the Mortgaged Property.
“Environmental Laws” means all present and future federal, state, and local laws, ordinances, regulations, standards, rules, policies, and other governmental requirements, administrative rulings, court judgments, and decrees, and all amendments thereto, relating to pollution or protection of human health, wildlife, wetlands, natural resources or the environment (including ambient air, surface water, ground water, land surface, or subsurface strata) including such laws governing or regulating the use, generation, storage, removal, remediation, recovery, treatment, handling, transport, disposal, control, release, discharge of, or exposure to, Hazardous Materials. Environmental Laws include (a) the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq., the Clean Air Act, 42 U.S.C. Section 7401, et seq., the Safe Drinking Water Act, 42 U.S.C. Section 300f, et seq., the Occupational Safety and Health Act, 29 U.S.C. Chapter 15, et seq., the Oil Pollution Act of 1990, 33 U.S.C. Section 2701, et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136, et seq., and the River and Harbors Appropriation Act, 33 U.S.C. Section 403, et seq., and their state and local analogs, as any such statutes may be amended, restated, modified, or supplemented from time to time, and (b) all voluntary cleanup programs and/or brownfields programs under federal, state or local law, as may be amended, restated, modified, or supplemented from time to time.
“Environmental Permit” means any permit, license, agreement (including any agreement or undertaking pursuant to a voluntary cleanup program and/or a brownfields program) or other authorization issued under any Environmental Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.
“Hazardous Materials” means any substance, chemical, material or waste now or in the future defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” or “pollutant” within the meaning of or regulated or addressed under any Environmental Law. Without limiting the generality of the foregoing, Hazardous Materials includes: Significant Mold; petroleum and petroleum products and compounds containing them or derived from them, including natural gas, gasoline, diesel fuel, oil and other fuels and petroleum products or fractions thereof; radon; carcinogenic materials; explosives; flammable materials; infectious materials; corrosive materials; mutagenic materials; radioactive materials; polychlorinated biphenyls (PCBs) and compounds containing them; lead and lead-based paint; asbestos or asbestos‑containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; pipelines constructed

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for the purpose of transporting Hazardous Materials, whether empty or containing any substance; any substance the presence of which on, under or about the Mortgaged Property is regulated or prohibited by any Governmental Authority; any substance that is designated, classified or regulated pursuant to any Environmental Law; and any medical products or devices, including those materials defined as “medical waste” or “biological waste” under relevant statutes or regulations pertaining to any Environmental Law.
“Indemnitees” means, collectively:
(a)    Lender;
(b)    any prior owner or holder of the Note;
(c)    the Loan Servicer;
(d)    any prior Loan Servicer;
(e)    the officers, directors, shareholders, partners, managers, members, employees and trustees of any of the foregoing; and
(f)    the heirs, legal representatives, successors and assigns of each of the foregoing.
“O&M Plan” means a written plan, document, or agreement containing ongoing operating, maintenance, or monitoring actions for the Mortgaged Property or Improvements thereon.
“Prohibited Activities or Conditions” means any of the following:
(a)    the presence, use, generation, release, treatment, processing, storage, handling or disposal of any Hazardous Materials on, about or under the Mortgaged Property or any other property owned, leased or otherwise controlled by Borrower, Guarantor, Key Principal or any Borrower Affiliate that is adjacent to the Mortgaged Property and which impacts the Mortgaged Property;
(b)    the transportation of any Hazardous Materials to, from or across the Mortgaged Property;
(c)    any Remedial Work at, about or under the Mortgaged Property that has not been fully conducted in accordance with an O&M Plan approved in writing by Lender;
(d)    any activity on the Mortgaged Property that requires an Environmental Permit or other written authorization under Environmental Laws without Lender’s prior written consent;
(e)    any occurrence or condition on the Mortgaged Property, which occurrence or condition is or is expected to be in violation of or noncompliance with Environmental Laws, or in violation of or noncompliance with the terms of any Environmental Permit;
(f)    any occurrence or condition on any other property owned, leased or otherwise controlled by Borrower, Guarantor, Key Principal or any Borrower Affiliate that is adjacent to the

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Mortgaged Property, which occurrence or condition impacts the Mortgaged Property and is or is expected to be (1) in violation of or noncompliance with Environmental Laws, or (2) in violation of or noncompliance with the terms of any Environmental Permit; or
(g)    any activities on the Mortgaged Property that directly or indirectly result in other property (whether adjacent to the Mortgaged Property or otherwise) being contaminated with Hazardous Materials or which causes such other property to be in violation of or noncompliance with Environmental Laws.
Provided, however, excluded from this definition shall be the safe and lawful use and storage of the following (so long as such items are used, stored, handled, transported, and disposed of in compliance with Environmental Laws):
(1)    pre-packaged supplies, cleaning materials and petroleum products in such quantities and types as are customarily used for residential purposes or in the operation and maintenance of comparable multifamily properties;
(2)    cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use in such quantities and types as are customarily found in comparable multifamily properties and which are used by tenants and occupants of residential dwelling units in the Mortgaged Property;
(3)    petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property’s parking areas, in such quantities and types as are customarily used in the operation and maintenance of comparable multifamily properties;
(4)    petroleum products (including natural gas) stored in above-ground and underground storage tanks, so long as the existence of such above-ground and underground storage tanks has been previously disclosed by Borrower to Lender in writing and any such tank complies with and at all times continues to comply with all requirements of Environmental Laws; and
(5)    natural gas when transported and used for residential purposes in combustion appliances.
“Remedial Work” means any investigation, site monitoring, containment, abatement, clean-up, removal, restoration or other remedial work in connection with any Significant Mold, any Hazardous Materials, any Environmental Laws, or any order of or agreement with any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property, or the use, operation or improvement of the Mortgaged Property under any Environmental Law or as recommended in writing by an environmental professional, certified industrial hygienist or person with similar qualifications with respect to Significant Mold.
“Significant Mold” means any mold, fungus, bacterial, viral, or microbial matter or pathogenic organisms at, in or about the Mortgaged Property of a type or quantity that:

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(a)results in, or should reasonably result in, Remedial Work or a significant risk to human health or the environment as determined by a written analysis prepared by an environmental professional, certified industrial hygienist or person with similar qualifications reasonably acceptable to Lender;
(b)is required or recommended to be addressed pursuant to Environmental Law, or written recommendation of an environmental professional, certified industrial hygienist or person with similar qualifications; or
(c)would materially and negatively impact the value of the Mortgaged Property.
3.Environmental Representations and Warranties.
Borrower represents and warrants to Lender that as of the Effective Date, except as previously disclosed by Borrower to Lender in writing or as set forth in any Environmental Inspection performed with respect to the origination of the Advances dated prior to the Effective Date:
(a)    neither Borrower nor any Borrower Affiliates are in possession of any Environmental Inspections that have not been provided to Lender, nor have any Environmental Inspections been conducted by or on behalf of Borrower that have not been provided to Lender;
(b)    Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions other than Prohibited Activities or Conditions that are the subject of an O&M Plan approved in writing by Lender;
(c)    Guarantor has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions with respect to the Mortgaged Property or any adjacent property owned by Borrower, Guarantor, Key Principal or any Borrower Affiliate;
(d)    to Borrower’s knowledge, no Prohibited Activities or Conditions exist or have existed;
(e)    the Mortgaged Property does not now contain any above-ground or underground storage tanks, and, to Borrower’s knowledge, the Mortgaged Property has not contained any above-ground or underground storage tanks in the past. If there is or was any storage tank located on the Mortgaged Property which has been previously disclosed by Borrower to Lender in writing or in any Environmental Inspection, that tank complies with, or has been removed in accordance with, all requirements of Environmental Laws;
(f)    Borrower has complied with all Environmental Laws, including all requirements for notification regarding the presence of or any releases of Hazardous Materials. Without limiting the generality of the foregoing, Borrower has obtained all Environmental Permits required for the operation of the Mortgaged Property in accordance with Environmental Laws now in effect, Borrower has disclosed all such Environmental Permits to Lender, and all such Environmental Permits are in full force and effect;

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(g)    to Borrower’s knowledge, no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;
(h)    there are no actions, suits, claims, orders, proceedings pending or, to Borrower’s knowledge, threatened that involve the Mortgaged Property and allege, arise out of or relate to any Prohibited Activity or Condition; and
(i)    Borrower has not received any written complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property owned, leased or otherwise controlled by Borrower, Guarantor, Key Principal or any Borrower Affiliate that is adjacent to the Mortgaged Property.
4.Environmental Covenants.
(a)    Borrower shall not engage in, cause or permit any Prohibited Activities or Conditions other than Prohibited Activities or Conditions that are the subject of an O&M Plan approved in writing by Lender so long as Borrower remains in full compliance therewith.
(b)    Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Agreement) to prevent its employees, agents and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.
(c)    Borrower shall not permit Guarantor to engage in, cause or permit any Prohibited Activities or Conditions with respect to any property that is adjacent to the Mortgaged Property that is owned, leased or otherwise controlled by Borrower, Guarantor, Key Principal or any Borrower Affiliate.
(d)    Lender shall have the right to require the establishment of, monitor and review an O&M Plan with respect to Hazardous Materials on the Mortgaged Property or any other property owned, leased or otherwise controlled by Borrower, Guarantor, Key Principal or any Borrower Affiliate that is adjacent to the Mortgaged Property. If an O&M Plan has been established, Borrower and its employees shall comply in a timely manner with, and shall use all commercially reasonable efforts to cause all agents and contractors of Borrower and any other persons present on the Mortgaged Property to comply with, the O&M Plan. All costs of performance of Borrower’s obligations under any O&M Plan shall be paid by Borrower, and Lender’s reasonable out‑of‑pocket costs incurred in connection with the monitoring and review of the O&M Plan and Borrower’s performance shall be paid by Borrower within ten (10) days of demand by Lender. Any such out-of-pocket costs of Lender which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in the Security Instrument.

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(e)    Borrower shall comply with all Environmental Laws applicable to the Mortgaged Property, including (%3) all requirements for notification regarding the presence of or any releases of Hazardous Materials, and (%3) all requirements governing the presence or removal of any above-ground or underground storage tank located on the Mortgaged Property. Without limiting the generality of the previous sentence, Borrower shall obtain and maintain all Environmental Permits required by Environmental Laws, shall comply with all conditions of such Environmental Permits and all such Environmental Permits shall be kept in full force and effect.
(f)    Borrower shall promptly notify Lender in writing upon the occurrence of any of the following events:
(1)Borrower’s discovery of any Prohibited Activity or Condition;
(2)any plans to conduct or requirements to conduct any Remedial Work;
(3)Borrower’s receipt of notice of any action, suit, claim, proceeding, order, notice of violation or other communication from any property management agents, Governmental Authority or other Person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters affecting the Mortgaged Property or any other property owned, leased or otherwise controlled by Borrower, Guarantor, Key Principal or any Borrower Affiliate that is adjacent to the Mortgaged Property; and
(4)any representation or warranty in Section 3 of this Agreement was untrue as of the date of this Agreement, or Borrower’s breach of any of its obligations under this Section 4.
Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Agreement, the Note or any other Loan Document.
5.Inspections.
Lender shall have the right to cause to be undertaken and thereafter obtain any Environmental Inspections in connection with any Foreclosure Event, or as a condition of Lender’s consent to any Transfer, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist. Borrower shall pay within ten (10) days after written demand from Lender the reasonable costs of any Environmental Inspections required by Lender in accordance with this Section 5. Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly after notice and request by Lender shall become an additional part of the Indebtedness as provided in the Security Instrument. The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections; provided, however, if Borrower reimbursed Lender for the cost of such Environmental Inspections, upon request by Borrower, Lender shall provide a copy of such

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Environmental Inspections to Borrower. Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender or Borrower with respect to the Mortgaged Property. Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any Environmental Inspections. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all actions, suits, claims, proceedings, orders, damages or causes of action, arising out of, connected with or incidental to conducting any such Environmental Inspections (unless solely due to Lender’s gross negligence, willful misconduct, or fraud as determined by a court of competent jurisdiction pursuant to a final non-appealable court order) or providing the results of the same or delivering the same to any person or entity.
6.Remedial Work.
If any Remedial Work is contemplated, planned or undertaken at or about the Mortgaged Property or is (a) necessary to comply with or required by any Environmental Law or order (that has not been stayed on appeal) of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Environmental Law or order, or (b) required by Lender based on written recommendation from an environmental professional, certified industrial hygienist or person with similar qualifications with respect to Significant Mold, or (c) is otherwise required by Lender as a consequence of any Prohibited Activity or Condition or to prevent the occurrence of a Prohibited Activity or Condition, Borrower shall, at its sole cost and expense and by the earlier of (1) thirty (30) days after notice from Lender demanding such action (or such longer period of time as may be approved in writing by Lender), or (2) the applicable deadline required by Environmental Law or order, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Environmental Law or order or relevant Governmental Authority. If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so (including any related reasonable attorneys’ fees). Any reimbursement due from Borrower to Lender shall be due and payable within ten (10) days of demand by Lender.
7.Cooperation.
Borrower, at its sole cost and expense, shall cooperate with any inquiry by any Governmental Authority and any determination of Lender that Prohibited Activities or Conditions may exist (as provided in Section 5), and shall timely comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

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8.Indemnification.
(a)    Except (1) in connection with any Prohibited Activity or Condition caused directly by Lender or its agents or employees after it takes possession as mortgagee-in-possession or otherwise, (2) as set forth in Section 8(g), or (3) to the extent that any such items occur solely as a result of the gross negligence or willful misconduct of Lender or its affiliates, employees or representatives, as determined by a court of competent jurisdiction pursuant to a final non-appealable court order, Borrower shall indemnify, hold harmless and defend the Indemnitees for, from and against all actions, suits, claims, proceedings, orders, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including any reasonable fees and out-of-pocket expenses of attorneys and expert witnesses, investigatory fees and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:
(A)any breach of any representation or warranty of Borrower in this Agreement;
(B)any failure by Borrower to perform any of its obligations under this Agreement;
(C)any Remedial Work;
(D)the existence or alleged existence of any Prohibited Activity or Condition, including any loss, cost or damage arising out of the existence of any underground storage tank on the Mortgaged Property, whether known or unknown to any Borrower;
(E)the presence or alleged presence of Hazardous Materials on or under (i) the Mortgaged Property, or any portion thereof, or (ii) any other property if the Hazardous Materials were derived from, or alleged to have derived from, the Mortgaged Property; and
(F)the actual or alleged violation of any Environmental Law at the Mortgaged Property.
(a)Borrower shall be fully and personally liable for its obligations under this Agreement. To the extent permitted by law, Borrower’s liability shall not be limited by the amount of the Indebtedness, the repayment of the Indebtedness or otherwise (including as a result of any limitation on personal liability set forth in the Master Agreement or any other Loan Document).
(b)Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees, which approval shall not be unreasonably withheld, conditioned or delayed. However, any Indemnitee may elect to defend any action, suit, claim, proceeding, or order at Borrower’s expense if such Indemnitee reasonably determines that there is a conflict between the interests of Borrower and such Indemnitee, or if such Indemnitee reasonably determines that such election is necessary to protect Indemnitee’s security under the Security Instrument.

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Notwithstanding the foregoing, Lender may employ at its own cost and expense its own legal counsel and consultants to prosecute, defend or negotiate any action, suit, claim, proceeding, or order. Further, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned), Lender may settle or compromise any action, suit, claim, proceeding, or order. Borrower shall reimburse Lender within fifteen (15) days of its receipt of written demand from Lender for all reasonable costs and expenses incurred by Lender which are required to be reimbursed under the terms of this provision, including all costs of settlements entered into in good faith, and the reasonable fees and out-of-pocket expenses of attorneys and consultants.
(c)Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to any action, suit, claim, proceeding, or order, settle or compromise such action, suit, claim, proceeding, or order if the settlement may materially and adversely affect any Indemnitee, as determined by Lender, or results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of the applicable Indemnitees (such release satisfactory in form and substance to Lender).
(d)Borrower’s obligation to indemnify the Indemnitees shall not be limited or impaired by any of the following, or by any failure of Borrower or any guarantor to receive notice of or consideration for any of the following:
(1)the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part;
(2)the rate of interest on or period of amortization of the Advances or the amount of the Monthly Debt Service Payments payable under the Loan Documents may be modified;
(3)the time for Borrower’s performance of or compliance with any covenant or agreement contained in any Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;
(4)the maturity of the Indebtedness may be accelerated as provided in the Loan Documents;
(5)any or all payments due under the Master Agreement or any other Loan Document may be reduced;
(6)any Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount of the Advances;
(7)any amounts under the Master Agreement or any other Loan Document may be released;
(8)any security for the Indebtedness may be modified, exchanged, released, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness;

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(9)the payment of the Indebtedness or any security for the Indebtedness, or both, may be subordinated to the right to payment or the security, or both, of any other present or future creditor of Borrower;
(10)any payments made by Borrower to Lender may be applied to the Indebtedness in such priority as Lender may determine; and
(11)any other terms of the Loan Documents may be modified as required by Lender.
(e)Borrower shall, at its own cost and expense, do all of the following:
(1)pay or satisfy any judgment or decree that may be entered against any Indemnitee (or bond over pursuant to applicable law and to the satisfaction of the Indemnitee any judgment that is on appeal) in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Agreement;
(2)reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Agreement; and
(3)reimburse Indemnitees for any and all expenses, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Agreement, or in monitoring and participating in any legal or administrative proceeding.
(f)The provisions of this Agreement shall be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Agreement without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. The obligation of Borrower to indemnify the Indemnitees under this Agreement shall not be applicable to any Prohibited Activities or Conditions or any other environmental contamination that occurs after:
(1)the date of any Foreclosure Event, or
(2)if Borrower has a right under applicable law to physical possession or control of the Mortgaged Property following the date of any Foreclosure Event, the earlier of the date:
(A)Lender takes physical possession and control of the Mortgaged Property, or
(B)Lender has the legal right to take physical possession and control of the Mortgaged Property;

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provided, however, that in any such event, Borrower (i) must have relinquished physical possession and control of the Mortgaged Property as of such date, and (ii) shall have the burden of providing evidence to Lender’s satisfaction that any Prohibited Activities or Conditions or any other environmental contamination occurred after such date.
9.Event of Default.
Borrower understands that a default of its obligations under this Agreement that is not cured after the expiration of all applicable notice and cure periods, if any, shall be an Event of Default under the Master Agreement (as provided in Article 14 thereof), and that in addition to any remedies specified in this Agreement, Lender shall be entitled to exercise all of its rights and remedies under the Master Agreement and other Loan Documents, however, the obligations hereunder shall not be secured by the Security Instrument.
10.Subrogation.
Borrower shall at its sole cost and expense take any and all reasonable actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for any Prohibited Activities or Conditions or for the presence of any Hazardous Materials at, in, on, under or near the Mortgaged Property or otherwise obligated by law to bear the cost of any of the foregoing. Indemnitees shall be and hereby are subrogated to all of Borrower’s rights now or hereafter in such actions, suits, claims, or proceedings arising out of or relating to any Prohibited Activity or Condition or any Hazardous Materials.
11.Termination of Indemnification Obligations.
Except as provided in Section 11(a) and Section 11(b), upon full performance by Borrower of all of its obligations under the Loan Documents, including payment in full by Borrower of all Indebtedness pursuant to the terms of the Loan Documents, either at the Maturity Date or by voluntary prepayment (or in connection with the Release of any Mortgaged Property, payment in full of the Release Price), Borrower shall have no obligation to indemnify the Indemnitees from and after the date of the receipt by Lender of payment in full of all Indebtedness under the Loan Documents (or in connection with the Release of any Mortgaged Property and with respect to such released Mortgaged Property only, the date of the receipt by Lender of payment in full of the Release Price) (the “Repayment Date”). Notwithstanding the foregoing:
(a)If the payment of all or any part of the Indebtedness by Borrower, any Guarantor or any other Person should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Insolvency Laws relating to a Voidable Transfer, and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then this Agreement and the indemnification obligations of Borrower under this Agreement shall automatically be revived, reinstated and restored, and shall exist as though such Voidable Transfer had never been made and the Lien of the Security Instrument not been released.

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(b)The indemnification obligations of Borrower under this Agreement shall survive past the Repayment Date with respect to any claims, suits, orders, proceedings or actions existing as of the Repayment Date or which subsequently come into existence prior to the date on which Lender repays or restores, in whole or in part, any such Voidable Transfer as set forth in Section 11(a).
(c)The obligation of Borrower to indemnify the Indemnitees under this Agreement, as limited by Section 8(g), shall survive the occurrence of any Foreclosure Event, even if, as a result of the occurrence of such Foreclosure Event, the Indebtedness is paid or satisfied in full.
12.Entity Representations.
Borrower represents and warrants that:
(a)Borrower has the full corporate, trust, limited liability company or partnership power and authority, as applicable, to execute and deliver this Agreement and to perform its obligations hereunder;
(b)the execution, delivery and performance of this Agreement by Borrower has been duly and validly authorized;
(c)all requisite corporate, trust, limited liability company or partnership action, as applicable has been taken by Borrower to make this Agreement valid and binding upon Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws or by the exercise of discretion by any court; and
(d)this Agreement constitutes a valid, legal and binding obligation of Borrower, enforceable against it in accordance with the terms hereof, except as such enforceability may be limited by applicable Insolvency Laws or by the exercise of discretion by any court.
13.Waiver.
Borrower hereby waives and relinquishes:
(a)any right or claim of right to cause a marshaling of Borrower’s assets or to cause any Indemnitee to proceed against any other Person or any of the security for the Indebtedness before proceeding under this Agreement against Borrower;
(b)all rights and remedies accorded by applicable law to indemnitors or guarantors or sureties, except any rights of subrogation which Borrower may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any actions, suits, claims, proceedings, orders or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including any actions, suits, claims, proceedings, or orders that such subrogation rights were abrogated by any acts of any Indemnitee;

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(c)the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by any Indemnitee;
(d)notice of acceptance hereof and of any action taken or omitted in reliance hereon;
(e)presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand under this Agreement;
(f)all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose; and
(g)any limitation on the amount or type of damages, compensation or benefits payable by or for Borrower under workers’ compensation acts, disability benefit acts or other employee benefit acts.
Notwithstanding anything to the contrary contained herein, Borrower hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Indebtedness until the Indebtedness shall have been paid in full. No delay by any Indemnitee in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such power, privilege or right.
14.Notices.
All notices, demands and other communications under or concerning this Agreement shall be in writing and given in accordance with the provisions of Section 15.03 (Notice) of the Master Agreement.
15.Rights Cumulative.
The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Master Agreement, the Security Instrument or any other Loan Document or would otherwise have at law or in equity.
16.Entire Agreement.
This Agreement constitutes the entire agreement of Borrower for the benefit of Lender and supersedes any prior agreements with respect to the subject matter hereof.
17.No Modification Without Writing.
This Agreement may not be terminated or modified in any way nor can any right of Lender or any obligation of Borrower be waived or modified, except by a writing signed by Lender and Borrower.

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18.Severability.
Each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Agreement shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Agreement.
19.Governing Law.
This Agreement shall be governed by and construed in accordance with the terms and provisions of Section 15.01 (Choice of Law; Consent to Jurisdiction) of the Master Agreement.
20.Jurisdiction.
Any controversy arising under or in relation to this Agreement shall be litigated exclusively in the District of Columbia without regard to conflict of laws principles. The state and federal courts and authorities with jurisdiction in the District of Columbia shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Agreement or any other Loan Document. Borrower irrevocably consents to service, jurisdiction and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.
21.Successors and Assigns.
Subject to the terms of the Master Agreement, no Borrower may transfer or assign any of its rights or obligations under this Agreement without the prior written consent of Lender. Subject to the foregoing, this Agreement shall be continuing, irrevocable and binding on each Borrower and its successors and assigns and shall inure to the benefit of Lender and the other Indemnitees, and Lender’s successors and assigns, including to any transferee pursuant to a Foreclosure Event.
22.Time is of the Essence.
Borrower agrees that, with respect to each and every obligation and covenant contained in this Agreement, time is of the essence.
23.Joint and Several Liability.
If more than one Person executes this Agreement as Borrower, the obligations of such Persons shall be joint and several.
24.Construction.
(a)The captions and headings of the sections of this Agreement are for convenience only and shall be disregarded in construing this Agreement.

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(b)Any reference in this Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Agreement or to a Section or Article of this Agreement.
(c)Any reference in this Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.
(d)Use of the singular in this Agreement includes the plural and use of the plural includes the singular.
(e)As used in this Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.
(f)Whenever Borrower’s knowledge is implicated in this Agreement or the phrase “to Borrower’s knowledge” is used in this Agreement, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.
(g)Unless otherwise provided in this Agreement, if Lender’s designation, determination, selection, estimate, action, approval or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action, approval or decision shall be made or withheld in Lender’s sole and absolute discretion.
(h)All references in this Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.
25.WAIVER OF TRIAL BY JURY.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN BY BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement under seal (where applicable) or has caused this Agreement to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, Borrower intends that this Agreement shall be deemed to be signed and delivered as a sealed instrument.
BORROWER:
STAR 1250 WEST, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR BROOKFIELD, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR BELLA TERRA, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

Environmental Indemnity Agreement	Form 6085	1
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STAR CARRINGTON KC, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR SUMMER VALLEY, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR WETHERINGTON, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR EAGLE LAKE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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STAR HARRISON PLACE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR HEARTHSTONE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR MCGINNIS FERRY, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR T-BONE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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STAR PRESTON HILLS, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR RANDALL HIGHLANDS, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR HUBBARD, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR TERRACE COVE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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STAR AT SPRING HILL, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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EXHIBIT A
TO
ENVIRONMENTAL INDEMNITY AGREEMENT
Schedule of Mortgaged Properties

Mortgaged Property	Borrower	Location
1250 West	STAR 1250 West, LLC, a Delaware limited liability company	1250 Powder Springs Road SW Marietta, Cobb County, GA 30064
Arbors at Brookfield	STAR Brookfield, LLC, a Delaware limited liability company	782 East Butler Road Mauldin, Greenville County, SC 29662
Bella Terra at City Center	STAR Bella Terra, LLC, a Delaware limited liability company	15310 and 15400 East Evans Avenue Aurora, Arapahoe County, CO 80013
Carrington Park Apartments	STAR Carrington KC, LLC, a Delaware limited liability company	8501 North Platte Purchase Drive Kansas City, Clay County, MO 64155
Club at Summer Valley	STAR Summer Valley, LLC, a Delaware limited liability company	744 West William Cannon Drive Austin, Travis County, TX 78745
Columns on Wetherington	STAR Wetherington, LLC, a Delaware limited liability company	1620 Corinthian Drive Florence, Boone County, KY 41042
Eagle Lake Landing	STAR Eagle Lake, LLC, a Delaware limited liability company	5901 West 21st Street Indianapolis, Marion County, IN 46224
Harrison Place	STAR Harrison Place, LLC, a Delaware limited liability company	5812 Beatle Drive Indianapolis, Marion County, IN 46216
Hearthstone at City Center	STAR Hearthstone, LLC, a Delaware limited liability company	932 South Helena Way Aurora, Arapahoe County, CO 80017
PeakView at T-Bone Ranch	STAR T-Bone, LLC, a Delaware limited liability company	4750 West 29th Street Greeley, Weld County, CO 80634
Preston Hills at Mill Creek	STAR Preston Hills, LLC, a Delaware limited liability company	2910 Buford Drive Buford, Gwinnett County, GA 30519
Randall Highlands	STAR Randall Highlands, LLC, a Delaware limited liability company	1241 North Ritter Street North Aurora, Kane County, IL 60542

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The Residences on McGinnis Ferry	STAR McGinnis Ferry, LLC, a Delaware limited liability company	4021 and 4025 McGinnis Ferry Road Suwanee, Gwinnett County, GA 30024
Sixteen50 at Lake Ray Hubbard	STAR Hubbard, LLC, a Delaware limited liability company	1650 South John King Boulevard Rockwall, Rockwall County, TX 75032
Terrace Cove	STAR Terrace Cove, LLC, a Delaware limited liability company	6201 Sneed Cove Austin, Travis County, TX 78744
Villages at Spring Hill	STAR at Spring Hill, LLC, a Delaware limited liability company	200 Kedron Parkway Spring Hill, Maury County, TN 37174

Environmental Indemnity Agreement	Form 6085	2
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